UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2010
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       Regulation FD Disclosure.

On August 16, 2010, EMCORE issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01                       Other Events.

On August 16, 2010, EMCORE Corporation announced that the necessity to complete the compilation and review of its financial statements will result in a delay in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2010.   EMCORE is currently reviewing the accounting for certain inventory write-downs and the allowance against a specific account receivable that EMCORE has determined should be recorded.  EMCORE is considering the effect and significance of these adjustments with respect to prior periods reported. In addition, during the quarter, EMCORE has identified material weaknesses in connection with controls for inventory write-downs and controls for revenue cutoff on transactions in the June 30, 2010 quarter.

Cautionary Statement Regarding Forward-Looking Statements:

The information provided herein contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to EMCORE's ability to complete the necessary work to file its Quarterly Report on Form 10-Q for the period ended June 30, 2010 and subsequent periodic reports under the Securities Exchange Act. The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. EMCORE believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this Current Report include, but are not limited to factors that could affect EMCORE's business, financial conditions and results of operations included in EMCORE's Annual Report on Form 10-K under the caption "Risk Factors," as updated by EMCORE's subsequent filings with the SEC, all of which are available at the SEC's website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. EMCORE does not intend, and disclaims any obligation, to update any forward−looking information contained in this Current Report or with respect to the announcements described herein.

ITEM 9.01      Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 16, 2010, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 16, 2010	By: /s/ Hong Hou
Name: Hong Q. Hou, Ph.D.
Title: Chief Executive Officer